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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                              POOL PROFILE (4/6/99)

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                                      --------------------  --------------------
                                               Bid                Tolerance
                                      --------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Apr-99
INTEREST RATE RANGE                       5.500% - 8.500%
GROSS WAC                                           7.12%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       356          (+/- 2 month)

WALTV                                                 70%          (maximum 76%)

CALIFORNIA %                                          45%          (maximum 52%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $361,429     (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  16%          (maximum  22)

PRIMARY RESIDENCE %                                   99%          (minimum 93%)

SINGLE-FAMILY DETACHED %                              93%          (minimum 87%)

FULL DOCUMENTATION %                                  91%          (minimum 85%)

UNINSURED (greater than) 80% LTV %                     1%           (maximum 5%)

TEMPORARY BUYDOWNS                                     0%          (maximum  5%)





  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                               PRICING INFORMATION

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RATING AGENCIES                                    TBD by Norwest

PASS THRU RATE                                              6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                       29 bps

PRICING DATE                                                  TBD

FINAL STRUCTURE DUE DATE                                12-Apr-99       9:00 AM

SETTLEMENT DATE                                         29-Apr-99

ASSUMED SUB LEVELS                                            AAA        4.000%
                                                               AA        1.700%
                                                                A        1.000%
                                                              BBB        0.700%
                                                               BB        0.400%
                                                                B        0.230%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-13. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                    Brad Davis (301)846-8009
                                                   Lori Fountain (301) 846-8185


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